SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             June 3, 1996

                        TESSCO Technologies Incorporated
             (Exact name of registrant as specified in its charter)


         Delaware                   0-24746               52-0729657
(State or other jurisdiction of    (Commission         (I.R.S. Employer
incorporation)                     File Number)       Identification No.)


34 Loveton Circle, Sparks, Maryland                           21152-5100
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (410) 472-7000


                                 Not applicable
         (Former name or former address, if changed since last report)

Item 5.    Other Events.

                  On May 7, 1996, the Registrant and Cartwright Communications Company ("Cartwright"), entered into an Asset Purchase Agreement (the "Agreement") whereby the Registrant would acquire substantially all of Cartwright's assets (excluding real estate) for $3.0 million in cash and an $800,000 note, plus the net value of inventory, receivables and payables. Cartwright is a value-oriented distributor of radio communications equipment throughout the United States. The purchase price was determined by negotiations between the parties. The transactions contemplated by the Agreement were consummated on June 3, 1996.

Item 7.           Financial Statements and Exhibits.

                  (a) Financial Statements of Businesses Acquired.

                  It is impracticable for the Registrant to provide the required financial statements at the time of the filing of this Report. The Registrant will file the required financial statements as soon as practicable, but no later than sixty (60) days after the date this Report was required to be filed.

                  (b) Pro Forma Financial Information.

                  It is impracticable for the Registrant to provide the required pro forma financial information at the time of the filing of this Report. The Registrant will file the required pro forma financial information as soon as practicable, but no later than sixty (60) days after the date this Report was required to be filed.

                  (c) Exhibits.


Exhibit No.

         2 Asset Purchase Agreement dated May 7, 1996, by and between TESSCO Technologies Incorporated and Cartwright Communications Company.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TESSCO Technologies Incorporated



Date:  June 11, 1996                  By:      /s/ Gerald T. Garland
                                         ---------------------------
                                         Gerald T. Garland
                                         Chief Financial Officer and Treasurer

                                    Exhibit 2
                            Asset Purchase Agreement

                            ASSET PURCHASE AGREEMENT


                                    BETWEEN


                       CARTWRIGHT COMMUNICATIONS COMPANY

                                   ("Seller")


                                      AND


                        TESSCO TECHNOLOGIES INCORPORATED

                                 ("Purchaser")






                                  MAY 7, 1996

                            ASSET PURCHASE AGREEMENT
                                     BETWEEN
                        CARTWRIGHT COMMUNICATIONS COMPANY
                                       AND
                        TESSCO TECHNOLOGIES INCORPORATED


                                TABLE OF CONTENTS


RECITALS ....................................................................1

SECTION 1.          DEFINITIONS..............................................1

         1.01       Accounts Receivable......................................1
         1.02       Accounts Receivable Balance..............................1
         1.03       Acquired Assets..........................................1
         1.04       Assignment and Assumption Agreement......................2
         1.05       Assumed Contracts .......................................2
         1.06       Assumed Payables.........................................2
         1.07       Audited Financial Statements . . . . . . ................2
         1.08       Base Purchase Price . . . . . . .........................2
         1.09       Base Purchase Price Note.................................2
         1.10       Business Records.........................................2
         1.11       Cartwright Facility .....................................2
         1.12       Cartwright Noncompetition Agreement. . ..................2
         1.13       Closing Date.............................................2
         1.14  Corporate Noncompetition Agreement............................2
         1.15       Cost.....................................................3
         1.16       Current Inventory........................................3
         1.17       Intangibles..............................................3
         1.18       Inventory................................................3
         1.19       Inventory Value..........................................3
         1.20       Noncurrent Inventory.....................................3
         1.21       Obsolete Inventory.......................................4
         1.22       Other Tangible Personal Property.........................4
         1.23       Seller's Knowledge.......................................4
         1.24       Shares...................................................4
         1.25       Warehouse Lease..........................................4

SECTION 2.          PURCHASE AND SALE........................................4

SECTION 3.          PURCHASE PRICE...........................................5

         3.01       In General...............................................5
         3.02       Payment of Base Purchase Price ..........................5
         3.03       Payment of Accounts Receivable Balance...................5
         3.04       Payment of Inventory Value...............................5
         3.05       Determination of Inventory...............................5

         3.06       Adjustment for Returned Merchandise .....................6
         3.07       Method of Payment .......................................6
         3.08       Allocation of Purchase Price.............................7
         3.09       No Assumption of Liabilities.............................7
         3.10       Deposit; Escrow Arrangement..............................7

SECTION 4.          CLOSING..................................................7

         4.01       Time and Place...........................................7
         4.02       Seller's Obligations at Closing..........................7
         4.03       Purchaser's Obligations at Closing.......................8
         4.04       Purchaser's Conditions Precedent to Closing..............9
         4.05       Sellers' Conditions Precedent to Closing.................9
         4.06       Further Assurances......................................10
         4.07       Operations Pending Closing..............................10
         4.08       Cooperation in Satisfying Conditions Precedent..........10

SECTION 5.          ADDITIONAL COVENANTS....................................11

         5.01       Sales, Etc. Taxes.......................................11
         5.02       Bulk Sales Act..........................................11
         5.03       Risk of Loss............................................11
         5.04       Survival of Representations and Warranties..............11
         5.05       Employees...............................................12
         5.06       Access to Information...................................12
         5.07       Publicity...............................................13
         5.08       Lease of Cartwright Facility ...........................13
         5.09       Removal of Fixtures; Restoration
                           of Cartwright Facility ..........................13
         5.10       Cost of Audited Financial Statements ...................13
         5.11       Preservation of and Access to Books and Records ........14

SECTION 6.          REPRESENTATIONS AND WARRANTIES OF SELLER................14

         6.01       Corporate Organization..................................14
         6.02       Authorization...........................................14
         6.03       No Violation............................................14
         6.04       Consents................................................15
         6.05       Books, Records, and Financial Statements................15
         6.06       Taxes...................................................15
         6.07       Inventory and Other Tangible Property...................15
         6.08       Insurance...............................................15
         6.09       Compliance with Law ....................................16
         6.10       Licenses and Permits....................................16
         6.11       Title to Assets.........................................16
         6.12       Accounts Receivable.....................................16
         6.13       Intangibles.............................................17
         6.14       No Litigation or Adverse Events.........................17
         6.15       Contracts and Commitments...............................17
         6.16       Outstanding Proposals ..................................17
         6.17       Liabilities of Acquisition Sub .........................18
         6.18       No Broker's or Finder's Fees or
                           Professional Fees................................18
         6.19       Material Misstatements or Omissions.....................18


SECTION 7.          REPRESENTATIONS AND WARRANTIES OF PURCHASER.............18

         7.01       Organization............................................18
         7.02       Authorization...........................................18
         7.03       No Violation............................................19
         7.04       Consents................................................19
         7.05       Material Misstatements or Omissions.....................19

SECTION 8.          INDEMNIFICATION ........................................19

         8.01       Indemnification by Seller ..............................19
         8.02       Indemnification by Purchaser............................20
         8.03       Costs and Expenses......................................20
         8.04       Limitation on Claims....................................20

SECTION 9.          MISCELLANEOUS...........................................20

         9.01       Incorporation of Recitals, Exhibits,
                      and Schedules.........................................20

         9.02       Governing Law...........................................20
         9.03       Headings................................................21
         9.04       Notices.................................................21
         9.05       Successors and Assigns..................................21
         9.06       Assignment..............................................21
         9.07       Entire Agreement; Amendments............................22
         9.08       Counterparts............................................22
         9.09       Arbitration of Certain Disputes.........................22
         9.10       Time of the Essence.....................................22


EXHIBITS:

Exhibit A   - Assignment and Assumption Agreement
Exhibit B   - Base Purchase Price Note
Exhibit C-1 - Cartwright  Noncompetition Agreement
Exhibit C-2 - Corporate Noncompetition Agreement
Exhibit D   - Warehouse Lease
Exhibit E   - Assignment Separate from Certificate

SCHEDULES:

Schedule 1.05 .......... Assumed Contracts
Schedule 1.20 .......... Noncurrent Inventory
Schedule 1.21 .......... Obsolete Inventory
Schedule 1.23 .......... Other Tangible Personal Property
Schedule 3.08 .......... Allocation of Purchase Price
Schedule 6.07 .......... Certain Matters Relating to Inventory
Schedule 6.11 .......... Encumbrances
Schedule 6.12 .......... Accounts Receivable
Schedule 6.16 .......... Outstanding Proposals

                            ASSET PURCHASE AGREEMENT

                  THIS ASSET PURCHASE AGREEMENT is made and entered into as of the 7th day of May, 1996, by and between CARTWRIGHT COMMUNICATIONS COMPANY, an Ohio corporation ("Seller"), and TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation ("Purchaser").

                                    RECITALS

                  Seller is engaged in the sale and distribution of wireless communications equipment and supplies and other products (the "Cartwright
Business"). Seller desires to sell and Purchaser desires to acquire substantially all of Seller's assets. In order to effect the acquisition as a purchase of stock, rather than as a purchase of assets, by Purchaser, Seller (as more fully set forth below) has agreed to cause the assets to be acquired to be transferred to a newly-formed Delaware corporation ("Acquisition Sub") in exchange for shares of the capital stock of Acquisition Sub and to sell such shares to Purchaser on the terms and subject to the conditions hereinafter set forth.

                                   AGREEMENTS

                  NOW, THEREFORE, in consideration of the premises and the mutual promises of the parties herein contained, the parties intending to be legally bound hereby agree as follows:

                  1. DEFINITIONS. Except as otherwise expressly provided herein, the following terms have the meanings set forth in this section:

                           1.01.  "Account  Receivable"  means the balance owing
to Seller as of the Closing Date from any particular customer of Seller arising from the sale of merchandise by Seller to such customer, net of reserves or charges (if any) reflected on Seller's books and records with respect to that particular customer in accordance with Seller's customary accounting practices and subject to any subsequent reductions or credits made on account of damaged, defective, or returned merchandise, all as reasonably determined by Purchaser in consultation with Seller.

                           1.02.  "Accounts  Receivable  Balance"    means   the
aggregate  total as of the Closing Date of the Accounts Receivable.

                           1.03.   "Acquired   Assets"   means   the    Accounts
Receivable, the Inventory, the Intangibles, the Business Records, and the Other Tangible Personal Property. Specifically excluded from such term are cash, marketable securities and other cash-equivalents, and the Cartwright Facility.

                           1.04.  "Assignment  and  Assumption  Agreement" means
the Assignment and Assumption Agreement between Acquisition Sub and Seller in substantially the form of Exhibit A.

                           1.05.   "Assumed  Contracts"  means  those contracts,
license agreements, service agreements, leases of tangible personal property, and other obligations of a contractual nature (if any) identified in Schedule 1.05.

                           1.06.  "Assumed  Payables" means those trade accounts
payable of Seller that Purchaser, in its sole discretion, elects to assume and discharge by notice to Seller given on or before the Closing Date.

                           1.07.  "Audited  Financial  Statements" means balance
sheets as of December 31, 1995 and 1994, and statements of income, cash flows, and changes in stockholders equity for each of the three years in the period ended December 31, 1995 of Seller, together with the report thereon of independent public accountants dated March 29, 1996, prepared and certified (as defined in Regulation S-X) by Arthur Andersen LLP.

                           1.08.  "Base Purchase Price" means $3,800,000.

                           1.09.  "Base   Purchase   Price   Note"   means   the
promissory note of Purchaser in favor of Seller in the amount of $800,000 in substantially the form of Exhibit B.

                           1.10.  "Business  Records"  means all files, records,
documents, and other written or otherwise recorded (including machine-readable) materials and information relating to the Cartwright Business but excluding charter documents, bylaws, minutes of meetings of the board of directors and stockholders of Seller, and other, similar corporate documents that do not relate to the Acquired Assets.

                           1.11.  "Cartwright  Facility" means the real property
and improvements thereon from which the Cartwright Business is conducted, but such term does not include trade fixtures included within the meaning of "Other Tangible Personal Property."

                           1.12.  "Cartwright   Noncompetition  Agreement" means
the  Noncompetition   Agreement between  Purchaser  and  William  Cartwright  in substantially the form of Exhibit C-1.

                           1.13.  "Closing Date" means the date on which Closing
occurs as  provided in section 4.01.

                           1.14. "Corporate  Noncompetition Agreement" means the
Noncompetition Agreement between Purchaser and Seller in substantially the form of Exhibit C-2.

                           1.15.  "Cost"  with  respect  to any unit of
Inventory means the amount reflected as per-unit "Cost" in Schedule 1.15 or, if not reflected therein, Seller's actual cost for such unit of Inventory as reflected on Seller's books and records, which actual cost shall be subject to verification by Purchaser.

                           1.16.  "Current  Inventory"  means those items (and
only those items) of Inventory that: (i) are not Noncurrent Inventory and (iii) are not Obsolete Inventory.

                           1.17.  "Intangibles"  means all of Seller's  rights
to trademarks, logos, trade names, contract rights, chooses in action, goodwill, customer lists, and other items of intangible personal property in
any way relating to the  Cartwright  Business, including   but  not  limited  to
the  names   "Cartwright"   and   "Cartwright Communications," but excluding any
amount due Seller in respect of a warranty or similar claim against one of Seller's suppliers or vendors but only if and to the extent any such claim (i) relates to or arises out of Inventory on hand as of the Closing Date that is not sold to Purchaser or (ii) relates to or arises out of a sale by Seller to one of Seller's customers that occurred before the Closing Date with respect to which there is no amount due from such customer that is included in the Accounts Receivable Balance.

                           1.18.  "Inventory"  means all  goods  held by or on
behalf of, or for the benefit of, Seller for sale to customers in the ordinary course of the Cartwright Business, together with all related packing and packaging materials, and all consumable supplies held for use in the Cartwright Business.

                           1.19.  "Inventory  Value" means (i) the  aggregate
Cost of the Current Inventory as of the Closing Date plus (ii) one-half of the aggregate Cost of the Noncurrent Inventory as of the Closing Date.

                           1.20.  "Noncurrent Inventory" means:

                                    (a) any item of  Inventory  identified  in
Schedule  1.20A to the extent of the greater of:

                                    (i) the total  quantity  of such item on
         hand as of the Closing Date less the quantity shown as "Current Inven." in such Schedule; and

                                    (ii) the  lesser of (a) the  quantity  shown
as "Non-Current Inven." in such Schedule and (b) the total quantity of such item on hand as of the Closing Date.

                                    (b) any item of Inventory  identified in
Schedule 1.20B to the extent that the quantity of such item on hand as of the Closing Date exceeds the total quantity of such items sold by Seller in the one
(1) year  period  ending on the  Closing Date.

                           1.21.  "Obsolete  Inventory"  means any item of
Inventory: (i) that is identified in Schedule 1.21, (ii) that is damaged or defective and as such is not saleable or useable (other than at a reduced price or as scrap) or is otherwise below standard quality, (iii) with respect to which there have been no sales in the twelve (12) month period ending on the last day of the month preceding the Closing Date, (iv) that is no longer being manufactured as of the Closing Date, or (v) that Seller has reason to believe is not saleable within the twelve (12) months following the Closing Date.

                           1.22.  "Other  Tangible  Personal   Property"  means
the  furniture,   trade  fixtures, equipment, and other tangible personal
property identified in Schedule 1.23.

                           1.23.  "Seller's  Knowledge"  means the  actual
knowledge, after due inquiry (unless otherwise provided herein), of William Cartwright.

                           1.24.  "Shares"  means the shares of capital  stock
of Acquisition Sub to be issued to Seller and transferred to Purchaser as contemplated by sections 2 and 4, which shares shall constitute all such shares issued and outstanding as of the Closing Date.

                           1.25.  "Warehouse  Lease" means a Lease of the
Cartwright  Facility in substantially the form of Exhibit D.

The following additional terms are defined elsewhere in this Agreement:

                  "Accountants" .................... Section 3.06

                  "Acquisition Sub" ................ Recitals

                  "Cartwright Business" ............ Recitals

                  "Closing" ........................ Section 4.01

                  "Closing Inventory" .............. Section 3.03

                  "Encumbrances" ................... Section 6.11

                  "Outstanding Proposals" .......... Section 6.16

                  2.       PURCHASE AND SALE.

                           Seller hereby agrees to transfer the Acquired  Assets
to Acquisition Sub on the Closing Date and to sell, assign, and transfer the Shares to Purchaser, and Purchaser hereby agrees to purchase and accept the Shares from Seller, all on the terms and subject to the conditions herein set forth.

                  3.       PURCHASE PRICE.

                           3.01.  In General.  The  purchase  price of the
Shares shall be the sum of (i) the Base Purchase Price, (ii) an amount equal to the Accounts Receivable Balance, and (iii) an amount equal to the Inventory Value.

                           3.02.  Payment of Base Purchase Price.  On the
Closing Date, Purchaser shall: (a) pay to Seller an amount equal to (i) the Base Purchase Price less (ii) the principal amount of the Base Purchase Price Note less (iii) the aggregate face amount of the Assumed Payables; (b) execute and deliver to Seller the Base Purchase Price Note; and (c) cause Acquisition Sub to execute and deliver to Seller the Assignment and Assumption Agreement.

                           3.03.  Payment of Accounts  Receivable  Balance.  On
the Closing Date, Purchaser shall pay to Seller an amount equal to one hundred percent (100%) of the Accounts Receivable Balance. Notwithstanding the foregoing, however, Purchaser shall be entitled to offset the aggregate amount (or any portion thereof as Purchaser may elect) of any Accounts Receivable that remain outstanding three (3) months after the Closing Date (the "Uncollected Receivables Credit") against any payments next becoming due under the Base Purchase Price Note. Any outstanding Accounts Receivable that Purchaser elects to include in the Uncollected Receivables Credit shall promptly be reassigned to Seller.

                           3.04.  Payment of Inventory  Value.  On the Closing
Date, Purchaser shall pay to Seller an amount equal to one hundred percent (100%) of the Inventory Value.

                           3.05.  Determination  of Inventory.  On or
immediately  before the Closing Date,  Seller shall make the

Inventory available to Purchaser. Seller and Purchaser shall cause a physical count or verification of the Inventory to be conducted as of the Closing Date, the results of which (the "Closing Inventory") shall promptly be made available to both parties. Unless the parties have agreed to some other method of presentation, such results shall also include the Cost of each unit of Inventory and an indication with respect to each unit of Inventory whether it is Current Inventory or Noncurrent Inventory. Seller and Purchaser and their representatives may observe the conduct of the physical count of the Inventory and may otherwise review the work done (including without limitation any relevant workpapers) in the preparation of the Closing Inventory, as well as any and all records of Seller relating to Cost.

                           3.06.  Adjustment  for  Returned   Merchandise.
Notwithstanding any other provision hereof (but subject to section 8.04), in the event that (i) any merchandise is sold by Seller to a customer on or before the Closing Date, (ii) the amount due Seller with respect to such sale is included in the Accounts Receivable, and (iii) such merchandise is returned to Purchaser or Acquisition Sub for credit or refund after the Closing Date consistent with Seller's customary policies or practices relating thereto, then Purchaser shall be entitled to offset against any amount otherwise due Seller hereunder the amount refunded or credited to the customer with respect to such returned merchandise, whereupon Seller shall be entitled to pursue any claims that may exist against the supplier of such merchandise.

                           3.07.  Method  of  Payment.  Except as may  otherwise
be agreed by the parties, all payments due hereunder shall be made by wire transfer of immediately available federal funds.

                           3.08.  Allocation of Purchase  Price.  The parties
agree that the Purchase  Price shall be allocated  as set forth in Schedule
3.08 and that such allocation shall be used for federal, state, and local income tax purposes.

                           3.09.  No  Assumption  of  Liabilities.  Except  for
(i) the Assumed Payables, (ii) obligations under the Assumed Contracts that relate to goods received by or services rendered to Purchaser or Acquisition Sub, or that otherwise accrue, after the Closing Date, and (iii) amounts due on account of warranty, product liability, or similar claims or obligations arising out of sales by Purchaser or Acquisition Sub of Inventory transferred to Acquisition Sub by Seller (all of which obligations shall be assumed by Acquisition Sub as provided in the Assignment and Assumption Agreement), neither Purchaser nor Acquisition Sub shall assume or be liable for any obligations of Seller arising out of the Cartwright Business. All such liabilities and obligations not expressly assumed by Purchaser or Acquisition Sub that are incurred by Seller or arise out of the Cartwright Business before the Closing Date, or that otherwise accrue before the Closing Date and relate to the Acquired Assets (including but not limited to accounts payable that are not Assumed Payables, accrued compensation, and other accrued expenses and all amounts due on account of warranty, product liability, or similar claims or obligations arising out of sales by Seller made on or before the Closing Date), shall be the responsibility of, and shall be promptly discharged when due by, Seller.

                           3.10.  Deposit;  Escrow  Arrangement.  At or  before
the execution by Seller of this Agreement, Purchaser has deposited the sum of $1,000,000 (the "Deposit") as earnest money pursuant to an Escrow Agreement among Purchaser, Seller, and Graydon, Head & Ritchey as Escrow Agent. The Deposit shall be held in accordance with the Escrow Agreement and applied against that portion of the Base Purchase Price payable in cash at the Closing.

                  4.       CLOSING.

                           4.01.  Time and Place.  The closing of the
transactions contemplated by this Agreement (the "Closing") shall commence at 10:00 a.m. on May 31, 1996, and continue thereafter until completed at a mutually agreeable location in Cincinnati, Ohio, or at such other place, date, and time as the parties may agree in writing. The Closing shall be deemed to have occurred as of the close of business on the Closing Date. In the event that the Closing does not commence on or before the date aforesaid or continue thereafter to completion on account of the failure of any of the conditions set forth in sections 4.04 and 4.05, then, unless the parties have agreed in writing to extend the date for Closing (and subject in any event to section 4.08), the party whose obligations are subject to the condition that is not satisfied shall have the absolute right in its sole discretion to terminate this Agreement without any liability to the other party.

                           4.02.  Seller's Obligations at Closing.  At the
Closing, Seller shall:

                                            (a) assign and  transfer  the
Acquired Assets to Acquisition Sub in exchange for the Shares by executing and delivering to Acquisition Sub the Assignment and Assumption Agreement, together with assignments of Seller's rights under the Assumed Contracts to the extent set forth in Schedule 1.05;

                                            (b) deliver or cause to be delivered
to  Purchaser:  (i) an  Assignment of the  Shares  in  substantially  the  form
of  Exhibit  E,  together  with the certificate(s)   evidencing  the  Shares;
(ii)  the  Corporate   Noncompetition Agreement,  and (iii) the  Warehouse
Lease, all duly executed by Seller and accompanied by such consents of third parties as may be necessary;

                                            (c)  deliver  or cause to be
delivered to Purchaser the Cartwright Noncompetition Agreement duly executed by William Cartwright;

                                            (d)  deliver  or cause to be
delivered to Purchaser an opinion of counsel in form and substance reasonably satisfactory to Purchaser and its counsel with respect to legal matters relating to the transactions contemplated hereby; and

                                            (e) such other  documents,
certificates, and instruments as Purchaser may reasonably request, including but not limited to certificates of resolutions and incumbency and certificates relating to the accuracy as of the Closing Date of the representations and warranties made by Seller in connection herewith.

Simultaneously with the consummation of the transfer of the Acquired Assets to Acquisition Sub, Seller, through its officers, agents, and employees, shall put acquisition Sub into full possession and enjoyment of the Acquired Assets.

                           4.03.  Purchaser's  Obligations  at  Closing.  At the
Closing, Purchaser shall pay to Seller that portion of the Purchase Price payable on the Closing Date under section 3 and, in addition, shall deliver or cause to be delivered to Seller the following:

                                            (a)  the Base Purchase Price Note
duly executed by Purchaser;

                                            (b)  duly  executed   counterparts
of the Corporate Noncompetition Agreement and the Warehouse Lease;

                                            (c)  the  Assignment   and
Assumption Agreement  duly  executed  by Acquisition Sub;

                                            (d)  an  opinion  of   counsel   in
form  and   substance   reasonably satisfactory  to Seller and its counsel with
respect to legal  matters  relating to the  transactions  contemplated hereby;
and

                                            (e) such  other  documents,
certificates, and instruments as Seller may reasonably request, including but not limited to certificates of resolutions and incumbency and certificates relating to the accuracy of as of the Closing Date of the representations and warranties made by Purchaser in connection herewith.

                           4.04.  Purchaser's  Conditions  Precedent  to
Closing.  Except to the extent  waived in writing  by  Purchaser,

Purchaser's obligation to close the transactions contemplated by this Agreement shall be subject to the satisfaction of all of the following conditions precedent:

                                            (a)  Condition  of  Acquired
Assets. No substantial portion of the Acquired Assets shall have been destroyed or damaged before the Closing Date.

                                            (b) No Material  Adverse  Changes.
No material adverse change shall have occurred since December 31, 1995 that affects or would in Purchaser's reasonable opinion affect the
operations  or  financial   condition  of  the Cartwright Business (provided,
however, that for purposes hereof a termination of the Distributor Agreement between Seller and Andrew Corporation shall not be deemed a material adverse change or otherwise constitute a breach by Seller of this Agreement).

                                            (c)   Representations   and
Warranties.   The   representations   and warranties  of Seller  contained in
this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct on and as of the Closing Date as if made on the Closing Date.

                                            (d)  Performance  of  Obligations.
All of the agreements and covenants of Seller set forth herein and which are to be performed at or before the Closing Date shall have been duly performed.

                                            (e)  Cartwright  Noncompetition
Agreement. William Cartwright shall have executed and delivered to Purchaser the Cartwright Noncompetition Agreement.

                           4.05.  Seller's  Conditions  Precedent  to  Closing.
Except to the extent waived in writing by Seller, Seller's obligations to close the transactions contemplated by this Agreement shall be subject to the satisfaction of all of the following conditions precedent:

                                            (a)   Representations   and
Warranties.   The   representations   and warranties of Purchaser  contained in
this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct on and as of the Closing Date as if made on the Closing Date.

                                            (b)  Performance  of  Obligations.
All of the agreements and covenants of Purchaser set forth herein and which are to be performed at or before the Closing Date shall have been duly performed.

                                            (c)  Cartwright   Noncompetition
Agreement.   Purchaser   shall  have executed and delivered to William
Cartwright the Cartwright Noncompetition Agreement.

                           4.06.  Further  Assurances.  Seller,  at any  time
and from time to time after the Closing Date, shall execute, acknowledge, and deliver any further deeds, assignments, conveyances, and other assurances, documents, and instruments of transfer as may reasonably be requested by Purchaser or Acquisition Sub and shall take any other action consistent with the terms of this Agreement that may reasonably be requested by Purchaser or Acquisition Sub for the purpose of assigning, transferring, granting, conveying, and confirming to Acquisition Sub, or reducing to Acquisition Sub's possession, any or all of the Acquired Assets. Purchaser or Acquisition Sub shall bear the cost of preparing any and all such further documentation either of them may request but any additional costs incurred by Seller in connection with its review and execution of such documentation shall be borne by Seller. If requested by Purchaser or Acquisition Sub, Seller further agrees to prosecute or otherwise enforce in its own name for the benefit of Purchaser and Acquisition Sub, and at Seller's expense, any claims, rights, or benefits that are transferred to Acquisition Sub pursuant to this Agreement and that require prosecution or enforcement in Seller's name.

                           4.07.  Operations  Pending Closing.  Pending Closing,
Seller shall use its best efforts to preserve substantially intact the Cartwright Business; to conduct its operations only in the ordinary course, without substantial change; to take such steps as are necessary and appropriate to preserve its existing relationships with customers, suppliers, and key employees; neither negotiate for nor consummate the sale, transfer, or conveyance of any of the Acquired Assets or any other assets used in the Cartwright Business or any right thereto to any party other than Purchaser (except for sales of inventory in the ordinary course of business);
to inform Purchaser promptly of the occurrence of any event which may result in any material adverse change to the Cartwright Business, the Acquired Assets, or Seller's financial condition or operations; and to maintain the Acquired Assets in good repair and condition.

                           4.08.  Cooperation  in Satisfying  Conditions
Precedent. Each of the parties agrees to provide the other with all reasonable cooperation and assistance necessary to satisfy the conditions to closing contained in sections 4.04 and 4.05.


                  5.       ADDITIONAL COVENANTS.

                           5.01.  Sales,  Etc.  Taxes.  Each party shall be
fully responsible for any applicable federal, state, and local sales, use, transfer, and documentary stamp taxes, and any income or similar taxes, imposed by law upon it as a result of the transactions contemplated by this Agreement. All other taxes, filing, and recording fees, and similar expenses payable in connection with the transactions contemplated by this Agreement shall be paid by Seller, and Seller shall prepare and file all appropriate returns and reports in connection therewith.

                           5.02.  Bulk Sales Act.  Purchaser  hereby agrees to
waive compliance by Seller with the provisions of the Ohio Uniform Commercial Code -- Bulk Transfers, Ohio Revised Code Annotated ss.ss. 1306.01 et seq., but such waiver shall in no way be deemed to modify or diminish Seller's obligations under section 8.01 of this Agreement.

                           5.03.  Risk of Loss.

                                            (a) The risk of loss or  damage to
the Acquired Assets shall remain with Seller until Closing. If there occurs before the Closing any loss, casualty, or other damage to or destruction of any portion of the Acquired Assets to be transferred at such Closing, (i) the Purchase Price shall be reduced by the fair market value as of the Closing Date of the Acquired Assets so damaged or destroyed or (ii) at Purchaser's election, the proceeds of any insurance covering such loss, casualty, or other damage shall be applied by Seller to repair or replace such Acquired Assets, in part, in which case the Purchase Price shall be reduced only by the fair market value as of the Closing Date of the Acquired Assets not so replaced. For purposes of this section 5.03(a), "loss, casualty, or other damage" shall not include depletion or consumption of, or normal wear and tear on, the Acquired Assets in the ordinary course of business.

                                            (b) If the  parties  cannot  agree
upon the amount of such reduction, then such amount shall be determined by appraisal by an appraiser mutually acceptable to the parties. The expense of such appraisal shall be borne equally by Seller and Purchaser. If the parties cannot agree upon the selection of an appraiser, then each shall select an appraiser and the appraisers so selected shall designate a third appraiser, whose determination shall be final and binding upon the parties.

                           5.04.  Survival  of  Representations  and
Warranties. Except for the undertaking by Seller to indemnify Purchaser with respect to the matters described in subsection (c) of section
8.01 (which undertaking shall be of unlimited duration) and except as may otherwise be expressly provided in any instrument or agreement delivered or to be delivered pursuant to this Agreement in or in connection with the consummation of the transactions contemplated hereby, the covenants, agreements, representations, and warranties of the parties contained in this Agreement and in any document, statement, schedule, certificate, exhibit, or other instrument delivered or to be delivered pursuant to this Agreement
or  in  connection  with  the   consummation   of  the   transactions
contemplated hereby shall survive the Closing Date for a period of two (2) years.

                           5.05.  Employees.  Purchaser  currently  contemplates
hiring as of the Closing Date, either directly or through an affiliate, substantially all of Seller's current sales employees and certain of Seller's other employees, but Purchaser shall not be obligated to do so, nor shall Purchaser be obligated, if it does hire any such employees, to pay such employees any particular compensation or benefits except as may be agreed upon between Purchaser and such employees. Regardless of whether Purchaser hires any of Seller's employees, Seller shall remain liable for and shall pay as and when due all compensation and benefits (including but not limited to salary, earned commissions, vacation and sick pay, and pension contributions or similar obligations) accruing on or before the Closing Date. Without limiting the generality of the foregoing, the employment by Seller of any employee who is hired by Purchaser shall be terminated by Seller as of the Closing Date, and Seller shall be solely responsible for all claims and obligations arising out of or by virtue of such termination, including severance obligations and accrued compensation and benefits.

                           5.06.  Access  to  Information.  Seller,  upon
reasonable notice, shall: (i) give or cause to be given to Purchaser and to its accountants, counsel, and other representatives, during regular business hours and in a manner so as not to disrupt Seller's business
activities,   reasonable  access  to  all  of  the properties,  facilities, employees, documents, and records of Seller (other than documents and records to which access cannot reasonably be provided without disclosing to Purchaser information concerning Seller's customers ("Customer Information")) used in or relating to the Acquired Assets or the Cartwright Business, and (ii) provide or cause to be provided to Purchaser at its expense such copies or extracts of Seller's documents and records (other than Customer Information) relating to the Acquired Assets or the Cartwright Business as Purchaser may reasonably request. Without limiting the generality of the foregoing, Purchaser shall be entitled to make such surveys, assessments, and inspections of the Inventory and the Other Tangible Personal Property as Purchaser deems appropriate, provided Purchaser restores any damage to the foregoing that may be occasioned by any such survey, assessment, or inspection.

                           5.07.  Publicity.  Except as may be required by law,
neither Purchaser nor Seller (nor any of their affiliates or anyone acting on their behalf) shall make any public announcement concerning the transactions contemplated by this agreement without the consent of the other or otherwise divulge the terms and conditions of this Agreement. Seller acknowledges that Purchaser intends and is entitled to make a public announcement promptly after the execution of this Agreement and following the Closing.

                           5.08.  Lease of Cartwright  Facility.  Purchaser and
Acquisition Sub shall be entitled to use the Cartwright Facility for the purpose of conducting their business and removing or disposing of the Acquired Assets during the period commencing on the Closing Date, all on the terms and conditions set forth in the Warehouse Lease.

                           5.09.  Removal of Fixtures;  Restoration of
Cartwright Facility. Acquisition Sub shall be deemed to have acquired and shall be entitled (but not required) to remove any and all racks, equipment, and other items that may be affixed to the Cartwright Facility notwithstanding that the same may constitute fixtures under local law, but Purchaser shall repair any damage to the Cartwright Facility occasioned by such removal. Unless Purchaser notifies Seller to the contrary by the end of the term of the Warehouse Lease, any items not so removed by Purchaser shall be deemed abandoned.

                           5.10.  Cost of  Audited  Financial  Statements.
Provided that Closing has occurred, Seller shall reimburse Purchaser promptly upon Purchaser's written request for one-half the cost incurred by Purchaser for the Audited Financial Statements (but in no event more that $30,000).

                           5.11.  Preservation  of and Access to Books and
Records. Each party agrees to retain for a period of six (6) years after the Closing Date, and to permit the other party to inspect and copy upon reasonable notice (and subject to reasonable restrictions necessary to preserve the confidentiality of otherwise confidential or proprietary information), all books, records, and information relating to the Cartwright Business and the Acquired Assets (as conducted or existing as of the Closing
Date) that may reasonably be required by the other party in connection with any return, report, or other disclosure such other party may by law or legal process be required to file or make.


                  6. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser that both as of the date hereof and (except as may otherwise be expressly provided below) as of the Closing Date:

                           6.01.    Corporate  Organization.  Seller  is  a
corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation and has the corporate power and authority to own its properties and assets, to carry on its business as it is now being conducted, to enter into this Agreement, and to consummate the transactions contemplated hereby.

                           6.02.    Authorization.  The execution and delivery
of this Agreement by Seller and the due consummation by Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action and this Agreement constitutes a valid and legally binding agreement of Seller, enforceable against Seller in accordance with its terms, subject only to bankruptcy, insolvency, and other laws generally affecting the rights of creditors.

                           6.03.    No Violation.  Neither the  execution and
delivery of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby will constitute a violation of, or be in conflict with, or constitute a default under:

                                            (i)      any term or  provision of
the  corporate  charter or bylaws of Seller;

                                      (ii)  any  contract,  agreement,
indenture, lease, or other commitment to which Seller is a party or by which Seller is bound; or

                                     (iii)  any judgment,  decree, or order of
any court or governmental authority or, to the best of Seller's Knowledge, any statute, regulation, or rule of any governmental authority.

                           6.04.    Consents.  To the best of Seller's Knowledge
(without any special inquiry), no consent of any court or of any federal, state, or local authority or agency or of any other person is required in connection with the execution and delivery by Seller of this Agreement or the performance by Seller of the transactions contemplated hereby.

                           6.05.    Books,   Records,  and  Financial
Statements.   Seller's  books  and  records (including  but  not  limited  to its records relating to customer orders, inventory, accounts receivable, fixed assets, and accounts payable) are correct and complete in all material respects, reflect fairly Seller's income, expenses, assets, and liabilities, and provide a fair basis for the preparation of Seller's financial statements. The Audited Financial Statements are in agreement with Seller's books and records and present fairly the financial position of Seller as of the dates thereof, and the results of operations for the periods then ended, all in accordance with generally accepted accounting principles.

                           6.06.    Taxes.  There  are  no  actions,  suits,  or
proceedings, or to the best of Seller's Knowledge (without any particular inquiry) any investigations, audits, or claims, now pending against Seller in respect of any tax assessment or proposed tax assessment in any way relating to or affecting the Acquired Assets or the Cartwright Business.

                           6.07.    Inventory  and Other  Tangible  Property.
The Inventory as of the date there shown is identified with reasonable accuracy in Schedule 6.07. Except as disclosed in Schedule 6.07: (i) the Inventory is owned by Seller and (ii) the Inventory (other than the Obsolete Inventory) consists of items of a quality usable and saleable in the normal course of the Cartwright Business. Schedule 1.23 identifies all tangible personal property (other than inventory) owned by Seller. All of the Other Tangible Personal Property is in good working order and on the Closing Date will be in the same condition and repair as on the date hereof, reasonable wear and tear excepted. Except as disclosed in Schedule 6.07 or Schedule 6.11, none of the Inventory or Other Tangible Personal Property is subject to or held under any lease, security agreement, conditional sales contract, or other title retention or security agreement.

                           6.08.    Insurance.  Seller has  maintained  and now
maintains (a) insurance on all of the Acquired Assets against loss or damage by fire or other casualty (including extended coverage) and (b) insurance protection against all liabilities, claims, and risks arising out of or relating to its business against which it is customary to insure. All such policies are in full force and effect.

                           6.09.    Compliance  with Law.  (a) To the best of
Seller's Knowledge, Seller has not violated, and is not in violation of, any law, statute, rule, governmental regulation, or order, which violation might have a material adverse effect on the Acquired Assets or the Cartwright Business; and (b) neither the execution and delivery of this Agreement, nor the compliance or performance by Seller with the terms and provisions of this Agreement, will: (i) give to any other party any present or future interests or rights, including the right to terminate, cancel, accelerate, modify, or abandon any duty or obligation to be performed or any right or benefit to be received, in or with respect to any of the material properties, assets, agreements, contracts, or leases used in or relating to the Cartwright Business and having a material adverse effect thereon, or (ii) result in the creation of any mortgage, pledge, lien, claim, charge, encumbrance, or other adverse interest upon any of the Acquired Assets.

                           6.10.    Licenses  and  Permits.   Seller  has
obtained  all  licenses,   permits,  and authorizations  necessary  for the
conduct of the Cartwright Business as now conducted and all such licenses, permits, and authorizations will be maintained in good standing up to the Closing Date.

                           6.11.    Title to Assets.

                                            (a) As of the date  hereof,  except
as disclosed in Schedule 6.11, Seller has good and marketable title to all of the Acquired Assets free and clear of all mortgages, liens, claims, charges, options, or encumbrances of any nature whatsoever (collectively, "Encumbrances"), other than liens for current taxes not yet due and payable;

                                            (b)  on  the  Closing  Date  Seller
will have, and will convey to Acquisition Sub pursuant to the Assignment and Assumption Agreement, good and marketable title to all of the Acquired Assets free and clear of all Encumbrances; and

                                            (c) on the Closing  Date  Seller
will have, and will assign and convey to Purchaser pursuant to the Assignment of Shares, good and marketable title to the Shares, free and clear of all Encumbrances.

                           6.12.    Accounts  Receivable.  Attached  as
Schedule 6.12 is an accounts receivable aging report showing Seller's accounts receivable from customers as of the date there shown. Except as disclosed in Schedule 6.12, each such account receivable represents amounts validly owing to Seller on account of merchandise actually sold and delivered, and Seller has received no notice of, and to the best of Seller's knowledge there does not exist any basis for, any claim, reduction, or offset with respect thereto. Seller does not customarily reflect reserves for doubtful accounts against specific accounts receivable, and it is generally Seller's practice to write off accounts receivable that are significantly uncertain of collection.

                           6.13.    Intangibles.  Seller  has the  exclusive
right to use in the State of Ohio and to assign to Acquisition Sub for use by Acquisition Sub or by Purchaser in the State of Ohio in connection with the conduct of the Cartwright Business the name "Cartwright Communications" without interference or claim of infringement by any third party. Seller has used the name "Cartwright Communications" throughout the United States for more than twenty five (25) years without interference or claim of infringement by any third party and, to the best of Seller's Knowledge (without any particular inquiry), Seller would be entitled to continue such use without interference or claim of infringement by any third party but for the assignment of its rights to such use to Purchaser pursuant to this Agreement.

                           6.14.    No  Litigation  or  Adverse  Events.  There
is no  suit,  action  at law or in equity,  or  legal,   administrative,
arbitration,   or  other  proceeding  or governmental  investigation by or before a federal, foreign, state, provincial, or local court, governmental or regulatory commission, agency, or other administrative authority, or arbitration forum pending or, to the best of Seller's knowledge, threatened, which affects materially and adversely or would affect materially and adversely the Acquired Assets or the Cartwright Business or the right to own or use the Acquired Assets, or which attacks the validity or propriety of this Agreement or the transactions contemplated hereby. Seller has no knowledge of any facts that may reasonably be expected to give rise to any such action, suit, proceeding, or investigation, and, to the best of its knowledge, Seller is not operating the Cartwright Business under or subject to, or in default with respect to, any order, writ, injunction, or decree of any court or governmental agency or body, domestic or foreign.

                           6.15.  Contracts  and  Commitments.  Seller  is not
in default, nor is there any basis for any claim of default, under any agreement or contract made or obligation owed by Seller relating to the Acquired Assets or the Cartwright Business; and to the best of Seller's knowledge no other party to any agreement or other contract made with Seller is in default nor is there any basis for any claim that any such party is in default thereunder. Seller is not restricted in carrying on the Cartwright Business by any judgment, order, injunction, decree, or ruling of any court or governmental authority, domestic or foreign, except where such restriction is of general application, or to any material extent by any agreement.

                           6.16.    Outstanding  Proposals.  Identified  in
Schedule 6.16 are all proposals for engineering or similar services made by Seller outstanding as of the date of this Agreement (the "Outstanding Proposals"). Seller has furnished to Purchaser copies of all the Outstanding Proposals, and each of the Outstanding Proposals may be assumed or cancelled by Purchaser or Acquisition Sub, as Purchaser or Acquisition Sub may in its sole discretion determine. Seller agrees not to make any additional proposals between the date of this Agreement and the Closing Date without Purchaser's prior written consent.

                           6.17.  Liabilities of  Acquisition  Sub. As of the
Closing Date Acquisition Sub has no liabilities or obligations, fixed or contingent, matured or unmatured, other than the liabilities and obligations assumed by Acquisition Sub pursuant to the Assignment and Assumption Agreement.

                           6.18.    No Broker's or Finder's Fees or Professional
Fees. No agent, broker, person, or firm acting on behalf of Seller or under Seller's authority is or will be entitled to any commission or brokers' or finders' fee from any of the parties to this Agreement in connection with any of the transactions contemplated by this Agreement. Each party will bear its own expenses of counsel and accountants (except as contemplated by sections 8.01 and 8.02).

                           6.19.  Material  Misstatements  or Omissions.  No
representation or warranty by Seller in this Agreement, or in any document, statement, schedule, certificate, exhibit, or other instrument furnished or to be furnished by Seller to Purchaser pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.


                  7. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller that (except as may otherwise be expressly provided below) both as of the date hereof and as of the Closing Date:

                           7.01.    Organization.   Purchaser  is  a
corporation validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own its properties and assets, to carry on its business as it is now being conducted, to enter into this Agreement, and to consummate the transactions contemplated hereby.

                           7.02.    Authorization.  The execution  and delivery
of this Agreement by Purchaser and the due consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of the members of Purchaser and this Agreement constitutes a valid and legally binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, subject only to bankruptcy, insolvency, and other laws generally affecting the rights of creditors.

                           7.03.    No  Violation.  Neither  the  execution  and
delivery of this Agreement by Purchaser nor the consummation by Purchaser of the transactions contemplated hereby will constitute a violation of, or be in conflict with, or constitute a default under:

                                            (i)      any term or  provision of
the  corporate  charter or bylaws of Purchaser;

                                      (ii)  any  contract,  agreement,
indenture, lease, or other commitment to which Purchaser is a party or by which Purchaser is bound; or

                                     (iii)  any  judgment,  decree,  order,
regulation,  or rule of any  court  or governmental authority.

                           7.04.    Consents.  No consent of any court or
federal, state, or local authority, or of any other person or entity, is required in connection with the execution and delivery by Purchaser of this Agreement or the performance by Purchaser of the transactions contemplated hereby.

                           7.05.    Material   Misstatements  or  Omissions.
No  representation  or  warranty  by Purchaser  in  this  Agreement,  or  in
any  document,   statement,   schedule, certificate,  exhibit,  or other
instrument furnished or to be furnished by Purchaser to Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.


                  8.       INDEMNIFICATION.

                           8.01.  Indemnification  by Seller.  Seller hereby
covenants and agrees to indemnify and defend Purchaser and hold Purchaser harmless from and against any and all losses, liabilities, damages, claims, costs (including court costs) and expenses (including reasonable attorneys' fees) that Purchaser incurs as a result of or with respect to:

                                    (a) any  inaccuracy  in or breach of any
representation or warranty of Seller contained in this Agreement or in any document (including, without limitation, any statement, schedule, certificate, exhibit, or other instrument) delivered or to be delivered by Seller pursuant to this Agreement;

                                    (b) any failure by Seller to perform,  carry
out,  comply with, or abide by its obligations under this Agreement; or

                                    (c) any and all debts,  obligations,  or
liabilities of Seller, whether direct or indirect, fixed or contingent, whether existing at or as of the Closing Date or which arise after the Closing Date (excluding, however, the obligations of Seller assumed by
Acquisition   Sub  under  the  Assignment  and  Assumption Agreement).

                           8.02.   Indemnification   by  Purchaser.   Purchaser
hereby covenants and agrees to indemnify and defend Seller and hold Seller harmless from and against any and all losses, liabilities, damages, claims, costs (including court costs) and expenses (including reasonable attorneys' fees) that Seller may incur as a result of or with respect to:

                                    (a)  any  inaccuracy  in  or  breach  of
any representation or warranty of Purchaser contained in this Agreement or in any document (including, without limitation, any statement, schedule, certificate, exhibit, or other instrument) delivered or to be delivered by Purchaser pursuant to this Agreement; or

                                    (b) any failure by Purchaser to perform,
carry out,  comply with,  or abide by its obligations under this Agreement; or

                                    (c) any and all  debts,  obligations,  or
liabilities of Seller assumed by Acquisition Sub under the Assignment and Assumption Agreement.

                           8.03.  Costs  and  Expenses.  In  any  action
(including any arbitration proceeding) brought to enforce the provisions of this Agreement or the rights of either party hereunder the prevailing party shall be entitled to recover from the other its costs and expenses, including reasonable attorneys' fees.

                           8.04.  Limitation  on Claims.  No action or
arbitration proceeding shall be commenced (i) by either party against the other in respect of any claim for damages or indemnification by reason of the other party's breach or alleged breach of any warranty made herein (each such claim a "Breach of Warranty Claim") or (ii) by Purchaser against Seller in respect of any claim under section 3.06 (a "Return Claim") until such time, if any, as the aggregate amount of such Breach of Warranty Claims and Return Claims exceeds $5,000, and no recovery shall be allowed with respect to Breach of Warranty Claims and Return Claims for losses, damages and claims aggregating up to such amount.


                  9.       MISCELLANEOUS.

                           9.01.    Incorporation  of Recitals,  Exhibits,  and
Schedules. Each of the recitals to this Agreement, and each of the exhibits and schedules attached hereto, is by this reference incorporated herein and made a part of this Agreement.

                           9.02.    Governing Law. This Agreement  shall be
construed under and in accordance with the federal law of the United States and the laws of the State of Ohio (exclusive of any provision that would result in the application of the laws of any other state or jurisdiction).

                           9.03.    Headings.  The headings and  captions set
forth herein are for convenience of reference only and shall not affect the construction or interpretation hereof.

                           9.04.    Notices. Any notice or other communication
required, permitted, or desirable hereunder shall be hand delivered (including delivery by a commercial courier service) or sent by United States registered or certified mail, postage prepaid, addressed as follows:

         To Seller:    Cartwright Communications, Inc.
                             7812 Red Sky Drive
                             Cincinnati, Ohio 45249
                             Attn: William Cartwright, President

         With a copy to:   Graydon, Head & Ritchey
                             1900 Fifth Third Center
                             511 Walnut Street
                             Cincinnati, Ohio 45202
                             Attn: Thomas A. Brennan, Esquire

         To Purchaser:       TESSCO Technologies Incorporated
                             34 Loveton Circle
                             P.O. Box 5100
                             Sparks, Maryland 21152-5100
                             Attn: Robert B. Barnhill, Jr.,
                                   President

         With a copy to:   Neuberger, Quinn, Gielen,
                                   Rubin & Gibber, P.A.
                             One South Street
                             27th Floor
                             Baltimore, Maryland 21202
                             Attention:  Michael L. Quinn, Esquire

or such other addresses as shall be furnished in writing by the parties. Any such notice or communication shall be deemed to have been given as of the date so delivered in person or three business days after so mailed.

                           9.05.    Successors and Assigns.  This Agreement
shall be binding upon and inure to the benefit of successors and permitted assigns of the parties hereto.

                           9.06.    Assignment.  Neither Seller nor Purchaser
shall assign this Agreement or their or  its  rights   hereunder   without   the
written   consent  of  the  other. Notwithstanding  the foregoing,  however,
Purchaser shall be entitled to assign this Agreement or any of its rights hereunder to a subsidiary or affiliate of Purchaser, but no such assignment shall relieve Purchaser of any of its obligations under this Agreement.

                           9.07.    Entire  Agreement;  Amendments.  This
Agreement sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and there are no other prior or contemporaneous written or oral agreements, undertakings, promises, warranties, or covenants not specifically referred to, attached hereto, or contained herein. This Agreement may be amended, modified, or terminated only by a written instrument signed by the parties hereto.

                           9.08.    Counterparts.  This  Agreement may be
executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. This Agreement may be delivered by facsimile transmission of an originally executed copy to be followed by immediate delivery of the original of such executed copy.

                           9.09.  Arbitration of Certain  Disputes.  Provided
that Closing has occurred, any claim or dispute arising out of this Agreement or the transactions contemplated hereby shall be resolved by arbitration in Cincinnati, Ohio in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment on any award resulting therefrom may be entered and enforced in any court of the State of Ohio or elsewhere having jurisdiction. Notwithstanding any contrary provision of such Commercial Arbitration Rules, each of the parties shall be entitled to conduct discovery (by interrogatories, depositions, requests for production of documents, and otherwise) in accordance with the Federal Rules of Civil Procedure as though such arbitration proceeding were a civil action commenced in the United States District Court for the Southern District of Ohio.

                           9.10. Time of the Essence. Time shall be of the essence of this Agreement.

                   [Balance of this page intentionally blank]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


WITNESS/ATTEST:                  CARTWRIGHT COMMUNICATIONS COMPANY




                                 By:
(SEAL)                              William Cartwright,
                                    President


                                 TESSCO TECHNOLOGIES INCORPORATED




                                 By:                          (SEAL)
                                    Robert B. Barnhill, Jr.
                                    President

                             EXHIBITS AND SCHEDULES



         EXHIBITS:

                  Exhibit A ..............  Assignment and Assumption Agreement

                  Exhibit B ..............  Base Purchase Price Note

                  Exhibit C-1 ............  Cartwright Noncompetition Agreement

                  Exhibit C-2 ............  Corporate Noncompetition Agreement

                  Exhibit D ..............  Warehouse Lease

                  Exhibit E ..............  Assignment of Shares



         SCHEDULES:

                  Schedule 1.05 .......... Assumed Contracts

                  Schedule 1.15 .......... Inventory Cost

                  Schedule 1.20 .......... Noncurrent Inventory

                  Schedule 1.21 .......... Obsolete Inventory

                  Schedule 1.23 ..........  Other Tangible Personal Property

                  Schedule 3.08 .......... Allocation of Purchase Price

                  Schedule 6.07 .......... Matters Relating to Inventory

                  Schedule 6.11 .......... Encumbrances

                  Schedule 6.12 .......... Accounts Receivable

                  Schedule 6.16 .......... Outstanding Proposals

                                    Exhibit A

                       Assignment and Assumption Agreement

                                    Exhibit B

                            Base Purchase Price Note

                                   Exhibit C-1

                       Cartwright Noncompetition Agreement

                                   Exhibit C-2

                       Corporate Noncompetition Agreement

                                    Exhibit D

                                 Warehouse Lease

                                                                       EXHIBIT E

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED, CARTWRIGHT COMMUNICATIONS COMPANY, an Ohio corporation ("Assignor"), hereby sells, assigns, and transfers unto TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation _________ (______) shares of the common stock of [Acquisition Sub], a Delaware corporation, standing in the name of Assignor on the books of said Corporation represented by Certificate(s) No. ____ and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to transfer the such shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:  May ___, 1996                   CARTWRIGHT COMMUNICATIONS COMPANY



                                               By:_____________________________
                                                  William Cartwright, President



In the Presence Of:


- ------------------------------

                                 Schedule 1.05

                               Assumed Contracts


(a) Obligations to satisfy customer orders reflected on Seller's books and records and unfilled as of the Closing Date.


(b) Obligations for inventory, supplies, or other goods or services ordered by Seller after the date of this Agreement with Purchaser's consent before the Closing Date that are not received or rendered until after the Closing Date.


(c) The following distributor agreements; provided, however, that Seller makes no representations or warranties regarding the assignability to Purchaser or Acquisition Sub of any of the following distributor agreements or the enforceability by Purchaser or Acquisition Sub of any of the provisions of such agreements:

         1. Allen Telecom Group, Inc.: Super Distributor Agreement dated April 23, 1996

         2. Andrew Corporation: Distributor Agreement No. 100195-2/2 dated October 1, 1995

         3. Bird Electronic Corporation: Two-Way and Amateur Radio Distributor Agreement dated January 22, 1996

         4.       Radio  Frequency  Systems,   Inc.,  Cablewave  Systems
                  Division:   Distributor  Agreement  dated as amended February
                  28, 1996

         5. Radio Frequency Systems, Inc., Celwave Division: Distributor Agreement effective March 25, 1996

         6. Federal Signal Corporation, Emergency Products: Specialty Market Stocking Distributor Purchase Agreement for the Period 1/1/96 - 12/31/96

         7.       Microflect Company, Inc.: Letter dated October 18, 1996

         8. Northpoint Communication Products, Inc.: Sales Bulletin No. 16 dated August 1, 1995

         9.       Telewave, Inc.: Letter dated November 1, 1995

         10. Times Microwave Systems: Distribution Policy dated May 10, 1995 as modified by Memorandum dated January 24, 1996

         11.      Trilogy Communications, Inc.

                                  Schedule 1.20

                              Noncurrent Inventory





         This Schedule consists of the following attachments:


                  Schedule 1.20A    Inventory Not Wanted List


                  Schedule 1.20B [List of items on Seller's inventory list previously furnished to Purchaser for which quantity was zero; these items were not examined by Purchaser to determine whether items of this type that may be on hand as of the Closing Date would to any extent constitute Noncurrent Inventory based on previous 12 months sales]

                                  Schedule 1.21

                               Obsolete Inventory



         1. Any cable remnant whose length is less than the minimum remnant length for the applicable cable diameter as set forth below:

                                                            Minimum
                           Diameter                      Remnant Length

                            1-5/8"                            300 ft

                            1-1/4"                            200 ft

                            0-7/8"                            150 ft




         2.       Any items identified as "Obsolete" or "Unsaleable" in Schedule
                  1.20A.

                                  Schedule 1.23

                        Other Tangible Personal Property






                                 [See Attached]

                                  Schedule 3.08

                          Allocation of Purchase Price



    Asset:                                               Allocation:

    Inventory                                            Inventory Value

    Accounts Receivable Balance                          Accounts Receivable

    Other Tangible Personal Property                     $100,000

    Intangibles/Goodwill/
    Business Records                                     $3,699,000

    Seller's Covenant Not to Compete                     $1,000

                                  Schedule 6.07

                      Certain Matters Relating to Inventory




         [Inventory Vendor/Value Report dated 02/20/96 Attached]

                                  Schedule 6.11

                                  Encumbrances





                                      NONE

                                  Schedule 6.12

                               Accounts Receivable




                          [To be Delivered at Closing]

                                  Schedule 6.16

                              Outstanding Proposals







                          [To be Delivered at Closing]